ABERCROMBIE & FITCH PROVIDES FOURTH QUARTER UPDATE

INCREASES FULL YEAR EPS GUIDANCE

New Albany, Ohio, January 9, 2014: Abercrombie & Fitch Co. (NYSE: ANF) today reported on the Company's performance for the nine-week period ended January 4, 2014.

Total comparable sales for the nine weeks ended January 4, 2014, including direct-to-consumer sales, decreased 6% with comparable U.S. sales decreasing 4% and comparable international sales decreasing 10%. Total direct-to-consumer comparable sales increased 25%. Comparable sales are compared to the nine-week period ended January 5, 2013.

Based on higher than expected sales for the fourth quarter-to-date and ongoing cost reduction efforts, the Company now expects full year adjusted non-GAAP earnings per diluted share to be in the range of $1.55 to $1.65, compared to prior guidance of $1.40 to $1.50. This updated projection assumes January comparable sales below the quarter-to-date trend reflecting a stronger prior year comparable sales base.

The guidance for the full year does not include charges related to the Company's restructuring plans for the Gilly Hicks brand, other impairment and store closure charges, or charges related to the implementation of the Company's profit improvement initiative.

Mike Jeffries, Chief Executive Officer and Chairman of the Board of Abercrombie & Fitch Co., said:

“Given the challenging and promotional retail environment, we are pleased that our quarter-to-date performance has exceeded expectations. Our direct-to-consumer business was particularly strong, reaching a record level of approximately 25% of total sales in December, and we also saw sequential improvement in comparable store sales. In addition, fall season carryover inventory levels are well controlled as we move into the new season.

We continue to focus on execution against our long-term strategic plans, which we believe will drive meaningful improvements in our business in 2014 and beyond.”

The Company will release fourth quarter results prior to the market’s open on Wednesday, February 26, 2014 and hold a conference call at 8:30 AM Eastern Time. To listen to the conference call, dial (877) 852-6561 and ask for the Abercrombie & Fitch Quarterly Call or go to www.abercrombie.com. The international call-in number is (719) 325-4858. This call will be recorded and made available by dialing the replay number (888) 203-1112 or the international number (719) 457-0820 followed by the conference ID number 7867881 or through www.abercrombie.com.

About Abercrombie & Fitch Co.
Abercrombie & Fitch Co. is a leading global specialty retailer of high-quality, casual apparel for men, women and kids with an active, youthful lifestyle under its Abercrombie & Fitch, abercrombie, Hollister and Gilly Hicks brands. The Company currently operates 890 stores in the United States and 166 stores across Canada, Europe, Asia and Australia. The Company also operates e-commerce websites at www.abercrombie.com, www.abercrombiekids.com, www.hollisterco.com and www.gillyhicks.com.

Investor Contact:
ICR, Inc.
(203) 682-8275
Investor_relations@abercrombie.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this Press Release or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the Company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The following factors, in addition to those included in the disclosure under the heading "FORWARD LOOKING STATEMENTS AND RISK FACTORS" in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended February 2, 2013, in some cases have affected and in the future could affect the Company's financial performance and could cause actual results for the 2013 fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this Press Release or otherwise made by management: changes in economic and financial conditions, and the resulting impact on consumer confidence and consumer spending, could have a material adverse effect on our business, results of operations and liquidity; changing fashion trends and consumer preferences, and the ability to manage our inventory commensurate with customer demand, could adversely impact our sales levels and profitability; fluctuations in the cost, availability and quality of raw materials, labor and transportation, could cause manufacturing delays and increase our costs; our growth strategy relies significantly on international expansion, which requires significant capital investment, adds complexity to our operations and may strain our resources and adversely impact current store performance; our international expansion plan is dependent on a number of factors, any of which could delay or prevent successful penetration into new markets or could adversely affect the profitability of our international operations; our direct-to-consumer operations are subject to numerous risks that could adversely impact sales; equity-based compensation awarded under the employment agreement with our Chief Executive Officer could adversely impact our cash flows, financial position or results of operations and could have a dilutive effect on our outstanding Common Stock; our development of a new brand concept could have a material adverse effect on our financial condition or results of operations; fluctuations in foreign currency exchange rates could adversely impact our financial condition and results of operations; our business could suffer if our information technology systems are disrupted or cease to operate effectively; comparable sales, including direct-to-consumer, may continue to fluctuate on a regular basis and impact the volatility of the price of our Common Stock; our market share may be negatively impacted by increasing competition and pricing pressures from companies with brands or merchandise competitive with ours; our ability to attract customers to our stores depends, in part, on the success of the shopping malls or area attractions in which most of our stores are located; our net sales fluctuate on a seasonal basis, causing our results of operations to be susceptible to changes in Back-to-School and Holiday shopping patterns; our failure to protect our reputation could have a material adverse effect on our brands; we rely on the experience and skills of our senior executive officers, the loss of whom could have a material adverse effect on our business; interruption in the flow of merchandise from our key vendors and international manufacturers could disrupt our supply chain, which could result in lost sales and could increase our costs; in a number of our European stores, associates are represented by workers' councils and unions, whose demands could adversely affect our profitability or operating standards for our brands; we depend upon independent third parties for the manufacture and delivery of all our merchandise; our reliance on two distribution centers domestically and two third-party distribution centers internationally makes us susceptible to disruptions or adverse conditions affecting our distribution centers; we may be exposed to risks and costs associated with credit card fraud and identity theft that would cause us to incur unexpected expenses and loss of revenues; our facilities, systems and stores, as well as the facilities and systems of our vendors and manufacturers, are vulnerable to natural disasters, pandemic disease and other unexpected events, any of which could result in an interruption to our business and adversely affect our operating results; our litigation exposure could have a material adverse effect on our financial condition and results of operations; our inability or failure to adequately protect our trademarks could have a negative impact on our brand image and limit our ability to penetrate new markets; fluctuations in our tax obligations and effective tax rate may result in volatility in our operating results; the effects of war or acts of terrorism could have a material adverse effect on our operating results and financial condition; our inability to obtain commercial insurance at acceptable prices or our failure to adequately reserve for self-insured exposures might increase our expenses and adversely impact our financial results; operating results and cash flows at the store level may cause us to incur impairment charges; we are subject to customs, advertising, consumer protection, privacy, zoning and occupancy and labor and employment laws that could require us to modify our current business practices, incur increased costs or harm our reputation if we do not comply; changes in the regulatory or compliance landscape could adversely affect our business and results of operations; our unsecured Amended and Restated Credit Agreement and our Term Loan Agreement include financial and other covenants that impose restrictions on our financial and business operations; compliance with changing regulations and standards for accounting, corporate governance and public disclosure could adversely affect our business, results of operations and reported financial results; our inability to implement our profit improvement plan across all work-streams could have a negative impact on our financial results; and our estimates of the expenses that we may incur in connection with the closures of the Gilly Hicks stores could prove to be inaccurate.